UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 20, 2008 (August 20, 2008)
ISORAY, INC. (Exact name of registrant as specified in its charter)
Minnesota (State or other jurisdiction of incorporation)	001-33407 (Commission File Number)	41-1458152 (IRS Employer Identification No.)

350 Hills Street, Suite 106, Richland, Washington 99354
(Address of principal executive offices) (Zip Code)

(509) 375-1202
(Registrant's telephone number)

Item 2.02.	Results of Operations and Financial Condition

On August 20, 2008, IsoRay, Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter of fiscal year 2008, the text of which is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

In addition to historic information, this report, including the exhibit, contains forward-looking statements regarding events, performance and financial trends. Various factors could affect future results and could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Some of those factors are identified in the Company’s periodic reports filed with the Securities and Exchange Commission, the most recent of which is the Company’s Annual Report on Form 10-KSB for the year ended June 30, 2007.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
99.1	Press release issued by IsoRay, Inc., dated August 20, 2008.

SIGNATURES

In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IsoRay, Inc., a Minnesota corporation

Dated: August 20, 2008	By:	/s/ Jonathan Hunt
Jonathan Hunt, CFO